Exhibit 99.1

Schrödinger, Inc. Reports Second Quarter 2020 Financial Results and Business Updates

Total revenue of $23.1 million, up 21% year-over-year

Software revenue of $20.9 million, up 44% year-over-year

New strategic agreements with Thermo Fisher and Viva Biotech

Rapid progress across internal pipeline; three programs in late-stage discovery

Conference call today, Monday, August 10, 2020 at 8:30 a.m. ET

NEW YORK – August 10, 2020 - Schrödinger, Inc. (Nasdaq: SDGR), whose physics-based software platform enables discovery of high-quality, novel molecules for therapeutics and materials, today announced financial results for the second quarter ended June 30, 2020.

“We made excellent progress during the second quarter across our entire business, including growing our software business, advancing our drug discovery programs, and developing new platform capabilities,” said Schrödinger CEO Ramy Farid, Ph.D. “We are excited about the opportunities across our business to continue transforming drug discovery and materials design for our customers, our collaborators, and for our own internal programs.”

Second Quarter Financial Results

Revenue was $23.1 million for the second quarter of 2020, an increase of 21% compared to the second quarter of 2019.

Software revenue was $20.9 million for the second quarter of 2020, representing a 44% increase from the second quarter of 2019. Drug discovery revenue was $2.2 million for the second quarter of 2020, representing a 52% decrease from the second quarter of 2019.

Gross profit reached $13.6 million in the second quarter of 2020, an increase of 38% over the second quarter of 2019. Software gross margin in the second quarter of 2020 was 82%, compared to 75% in the second quarter of 2019.

Operating expenses for the second quarter of 2020 were $30.7 million, representing an increase of 29% from the second quarter of 2019.

Other income, which includes gains on equity investments and changes in fair value of such investments, was $13.1 million in the second quarter of 2020 versus $13.2 million in the second quarter of 2019.

Net loss, after adjusting for non-controlling interests, was $3.4 million, compared to a loss of $0.5 million in the second quarter of 2019.

Schrödinger ended the second quarter with cash, cash equivalents, restricted cash and marketable securities of $284.5 million, a decrease of $4.2 million from the end of the first quarter of 2020.

“We are executing on our strategy to drive growth in our software business and rapidly progress our drug discovery programs," said Schrödinger CFO Joel Lebowitz. "We continue to invest to advance the science underlying our platform and to progress our internal and collaborative drug discovery programs, which we believe will deliver long-term results.”

Second Quarter Business Updates

Driving growth in Software business

•	$20.9 million in Software revenue in the second quarter of 2020, representing 44% growth compared to the second quarter of 2019
•	Growth in software revenue was driven by the addition of new customers, expanded adoption of our software solutions by existing customers, and growth in both life sciences and materials science

Creating value from biotech equity stakes

•	Petra Pharma was acquired by a third party, resulting in a $4.6 million cash distribution to us, as well as the potential for future earnouts. We recognized a $4.2 million gain on the distribution
•	Appreciation of shares in Morphic Holding resulted in a non-cash gain of $10.3 million
•	Anticipated non-cash gain in the third quarter, which will be based on the market value of our 422,425 shares in Relay Therapeutics, which completed its IPO in July

Expanding platform reach

•

Drug Discovery – Entered into two strategic partnerships to expand the availability of high-resolution structures of protein complexes, which will increase the number of targets available for structure-based drug design

o	Viva Biotech - to access new x-ray crystal structures for high-value targets
o	Thermo Fisher Scientific - to leverage the capabilities of the leader in cryo-EM to obtain structures of protein complexes that may not be amenable to x-ray crystallography
•	Materials Science – Entered into three-year agreement with Gates Ventures to develop and apply atomistic simulation methods to improve battery performance

Advancing collaborative and wholly-owned drug discovery programs

•	12 internal and collaboration programs in late-stage discovery, including three wholly-owned programs – MALT1, CDC7 and WEE1, targeting solid tumors and hematological malignancies
•

237 billion compounds explored computationally during the first half of 2020 across collaborative and internal programs enabling several programs to advance from program initiation to lead optimization in just months, instead of potentially years

Advancing the underlying science

•	Significant increase in the scale and accuracy of chemical space exploration to accelerate the identification of higher quality drug candidates
•	Improved methods for determination of cryo-EM structures of protein/ligand complexes helping to expand the reach of our technology
•	Improvements to the accuracy of binding affinity predictions from FEP+ through enhanced modeling of water molecules
•	New method for calculating absolute binding affinities using FEP+ to improve hit rates in virtual screening

“We are excited by the scientific advances and progress we have made on behalf of all our stakeholders,” said Dr. Farid. “Our leading physics-based computational platform is transforming discovery programs for life sciences and materials science with higher quality, novel molecules, and more rapidly than traditional methods.”

Business Impact of COVID-19 Pandemic

While we did not see material impacts to our business from the COVID-19 pandemic during the first half of 2020, we have identified certain market risks that, if they materialize, could affect the growth of our software business and the timing of our drug discovery revenues for at least the remainder of 2020. Some of our software customers may experience increasing budgetary pressures, which may cause them to delay or reduce purchases. In addition, our sales force has limited in-person interactions, and their ability to attend industry conferences and events that promote and expand knowledge of our company and platform has been hampered. Relative to our drug discovery programs, certain programs, particularly ones that are in clinical studies or preparing to enter clinical studies, could be delayed which could result in delays in achieving milestones and related revenue. While there remains uncertainty about the extent of the effect of the COVID-19 pandemic, we do not envision a long-term impact from the COVID-19 pandemic on our ability to execute on our long-term strategy.

Webcast and Conference Call Information

Schrödinger will host a conference call to discuss its second quarter financial results on Monday, August 10, 2020 at 8:30 AM Eastern Time. The conference call can be accessed live over the phone by dialing (833) 727-9520 (domestic) or +1 (830) 213-7697

(international) and refer to conference ID 9992538. The webcast can be accessed under "News & Events" in the investors section of Schrödinger’s website, https://ir.schrodinger.com/news-and-events/event-calendar. The archived webcast will be available on Schrödinger’s website following the event.

About Schrödinger

Schrödinger’s industry-leading computational platform facilitates the research efforts of biopharmaceutical and industrial companies, academic institutions and government laboratories worldwide. Schrödinger also has wholly-owned and collaborative drug discovery programs in a broad range of therapeutic areas.

Schrödinger is deeply committed to investing in the science and talent that drive its computational platform. Schrödinger was founded in 1990, has over 400 employees and is engaged with customers and collaborators in more than 70 countries. To learn more visit www.schrodinger.com.  Follow us on LinkedIn, https://www.linkedin.com/company/schr-dinger/, and Twitter, https://twitter.com/schrodinger.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 including, but not limited to those regarding our expectations about the speed and capacity of our computational platform, our plans to continue to invest in research and our strategic plans to accelerate the growth of our software business and advance our collaborative and internal drug discovery programs, our ability to improve and advance the science underlying our platform, including through these use of new technologies, our expectations regarding the increase in the fair value of our equity stake in Relay Therapeutics, our expectations related to the use of our cash, cash equivalents, and marketable securities as well as our expectations related to the COVID-19 pandemic’s impact on our business. Statements including words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "project," "should," "target," "will," "would" and statements in the future tense are forward-looking statements. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Actual results may differ materially from those described in these forward-looking statements and are subject to a variety of assumptions, uncertainties, risks and factors that are beyond our control, including the demand for our software solutions, our ability to further develop our computational platform, our reliance upon third-party providers of cloud-based infrastructure to host our software solutions, our reliance upon our third-party drug discovery collaborators, the ability to retain and hire key personnel and the direct and indirect impacts of the ongoing COVID-19 pandemic on our business and other risks detailed under the caption "Risk Factors" and elsewhere in our Securities and Exchange Commission filings and reports, including our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 filed with the Securities and Exchange Commission on August 10, 2020, as well as future filings and reports by us. Any forward-looking statements contained in this press release speak only as of the date hereof. Except as required by law, we undertake no duty or obligation to update any forward-looking statements contained in this press release as a result of new information, future events, changes in expectations or otherwise

Media Contact:

Stephanie Simon

Ten Bridge Communications

stephanie@tenbridgecommunications.com

617-581-9333

Investor Contact:

Christina Tartaglia

Stern IR, Inc.

christina.tartaglia@sternir.com

212-362-1200

Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except for share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenues:
Software products and services	$20,900	$14,482	$44,712	$33,087
Drug discovery	2,192	4,528	4,554	6,664
Total revenues	23,092	19,010	49,266	39,751
Cost of revenues:
Software products and services	3,862	3,671	7,863	6,804
Drug discovery	5,647	5,488	12,195	10,092
Total cost of revenues	9,509	9,159	20,058	16,896
Gross profit	13,583	9,851	29,208	22,855
Operating expenses:
Research and development	16,657	9,531	30,357	17,969
Sales and marketing	4,362	5,343	9,151	10,436
General and administrative	9,651	8,940	18,587	14,026
Total operating expenses	30,670	23,814	58,095	42,431
Loss from operations	(17,087)	(13,963)	(28,887)	(19,576)
Other income:
Gain on equity investment	4,156	—	4,156	—
Change in fair value	8,359	12,661	5,280	12,034
Interest income	570	524	1,269	962
Total other income	13,085	13,185	10,705	12,996
Loss before income taxes	(4,002)	(778)	(18,182)	(6,580)
Income tax expense (benefit)	64	(51)	155	(5)
Net loss	(4,066)	(727)	(18,337)	(6,575)
Net loss attributable to noncontrolling interest	(716)	(227)	(1,161)	(281)
Net loss attributable to Schrödinger common and limited common stockholders	$(3,350)	$(500)	$(17,176)	$(6,294)
Net loss per share attributable to Schrödinger common and limited common stockholders, basic and diluted:	$(0.05)	$(0.01)	$(0.33)	$(0.14)
Weighted average shares used to compute net loss per share attributable to Schrödinger common and limited common stockholders, basic and diluted:	63,296,366	44,495,701	51,981,647	44,493,667

Condensed Consolidated Balance Sheets (Unaudited)
(in thousands, except for share and per share amounts)

Assets	June 30, 2020	December 31, 2019
Current assets:
Cash and cash equivalents	$110,380	$25,986
Restricted cash	500	500
Marketable securities	173,646	59,844
Accounts receivable, net of allowance for doubtful accounts of $50 and $50	13,849	18,676
Unbilled and other receivables	3,345	7,062
Prepaid expenses	5,294	6,468
Total current assets	307,014	118,536
Property and equipment, net	5,837	6,268
Equity investments	22,680	15,366
Right of use assets	11,918	12,762
Other assets	2,102	2,338
Total assets	$349,551	$155,270
Liabilities, Convertible Preferred Stock, and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$5,523	$3,524
Accrued payroll, taxes, and benefits	5,757	7,034
Deferred revenue	23,138	25,054
Lease liabilities	5,839	5,584
Other accrued liabilities	2,791	3,824
Total current liabilities	43,048	45,020
Deferred revenue, long-term	1,979	2,205
Lease liabilities, long-term	7,777	8,888
Other liabilities, long-term	600	900
Total liabilities	53,404	57,013
Commitments and contingencies
Convertible preferred stock:
Series E convertible preferred stock, $0.01 par value. Authorized zero and 77,150,132 shares; zero and 73,795,777 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively	—	109,270
Series D convertible preferred stock, $0.01 par value. Authorized zero and 39,540,611 shares; zero and 39,540,611 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively	—	22,000
Series C convertible preferred stock, $0.01 par value. Authorized zero and 47,242,235 shares; zero and 47,242,235 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively	—	19,844
Series B convertible preferred stock, $0.01 par value. Authorized zero and 29,468,101 shares; zero and 29,468,101 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively	—	9,840
Series A convertible preferred stock, $0.01 par value. Authorized zero and 134,704,785 shares; zero and 134,704,785 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively	—	30,626
Total convertible preferred stock	—	191,580
Stockholders' equity (deficit):
Common stock, $0.01 par value. Authorized 500,000,000 and 425,000,000 shares; 50,139,639 and 6,121,821 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively	501	61
Limited common stock, $0.01 par value. Authorized 100,000,000 and 146,199,885 shares; 13,164,193 and zero shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively	132	—
Additional paid-in capital	417,032	11,655
Accumulated deficit	(122,272)	(105,096)
Accumulated other comprehensive income	727	16
Total stockholders’ equity (deficit) of Schrödinger stockholders	296,120	(93,364)
Noncontrolling interest	27	41
Total stockholders’ equity (deficit)	296,147	(93,323)
Total liabilities, convertible preferred stock, and stockholders’ equity (deficit)	$349,551	$155,270

Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Six Months Ended June 30,
	2020	2019
Cash flows from operating activities:
Net loss	$(18,337)	$(6,575)
Adjustments to reconcile net loss to net cash used in
operating activities:
Gain on equity investments	(4,156)	—
Noncash revenue from equity investments	(169)	(92)
Fair value adjustments	(5,280)	(12,034)
Depreciation	1,758	1,793
Stock-based compensation	4,504	1,051
Noncash research and development expenses	1,147	227
Noncash investment accretion	(205)	(212)
Decrease (increase) in assets:
Accounts receivable, net	4,827	233
Unbilled and other receivables	4,126	1,044
Reduction in the carrying amount of right of use assets	2,622	1,551
Prepaid expenses and other assets	(447)	1,149
Increase (decrease) in liabilities:
Accounts payable	1,999	123
Accrued payroll, taxes, and benefits	(1,277)	(35)
Deferred revenue	(1,973)	1,779
Lease liabilities	(2,634)	(1,547)
Other accrued liabilities	(1,334)	2,682
Net cash used in operating activities	(14,829)	(8,863)
Cash flows from investing activities:
Purchases of property and equipment	(1,327)	(1,393)
Purchases of equity investments	(2,869)	—
Distribution from equity investment	4,582	—
Purchases of marketable securities	(177,694)	(65,504)
Proceeds from sale and maturity of marketable securities	64,808	12,325
Net cash used in investing activities	(112,500)	(54,572)
Cash flows from financing activities:
Issuances of common stock upon initial public offering, net	211,491	—
Issuances of Series E preferred stock, net	—	29,893
Issuances of common stock upon stock option exercise	232	180
Contribution by noncontrolling interest	—	100
Net cash provided by financing activities	211,723	30,173
Net increase (decrease) in cash and cash equivalents and restricted cash	84,394	(33,262)
Cash and cash equivalents and restricted cash, beginning of period	26,486	77,716
Cash and cash equivalents and restricted cash, end of period	$110,880	$44,454

Supplemental disclosure of cash flow and noncash information
Cash paid for income taxes	$149	$43
Supplemental disclosure of non-cash investing and financing activities
Purchases of property and equipment	—	26
Acquisitions of right of use assets in exchange for lease obligations	1,778	464
Right of use assets recognized on adoption	—	16,475
Reclass of deferred financing costs to additional paid in capital	1,858	—